UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2009

Item 1. Schedule of Investments

Global High Income Fund Inc. — Portfolio of investments
January 31, 2009 (unaudited)
		Face
Security description		Amount	Value

Bonds — 80.82%
Corporate bonds — 21.09%
Brazil — 1.62%
Globo Comunicacao e Participacoes SA,
9.375%, due 04/20/09(1)		$563,000	$495,440
Union National FIDC Trust 2006,
21.790%, due 07/01/10(2)	BRL	2,075,000	911,480
21.790%, due 07/01/10(2),(3)		1,832,665	641,781
22.490%, due 05/01/11(2)		3,560,082	1,603,878

Total Brazil corporate bonds			3,652,579

Indonesia — 1.89%
Majapahit Holding BV,
7.250%, due 06/28/17(4)		$3,900,000	2,418,000
7.250%, due 06/28/17(3),(4)		3,000,000	1,860,000

Total Indonesia corporate bonds			4,278,000

Kazakhstan — 0.26%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	595,741

Malaysia — 5.31%
Johor Corp.,
1.000%, due 07/31/12(4),(5)	MYR	46,970,000	11,978,489

Mexico — 2.19%
Desarrolladora Homex SAB de CV,
7.500%, due 09/28/15		$2,180,000	1,509,650
Hipotecaria Su Casita SA,
8.500%, due 10/04/16		3,285,000	1,938,150
Petroleos Mexicanos,
8.000%, due 05/03/19(3)		1,500,000	1,496,250

Total Mexico corporate bonds			4,944,050

Philippines — 0.44%
National Power Corp.,
9.625%, due 05/15/28		$1,160,000	991,800

Russia — 6.18%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09(4)	RUB	75,800,000	1,664,566
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(3)		$300,000	228,000
7.750%, due 05/29/18		2,450,000	1,641,500
Steel Capital SA,
9.750%, due 07/29/13(3),(4)		2,100,000	1,282,911
TNK-BP Finance SA,
7.875%, due 03/13/18(4)		250,000	150,335
TransCapitalInvest Ltd.,
7.700%, due 08/07/13(3),(4)		850,000	697,876
8.700%, due 08/07/18(3),(4)		4,900,000	3,675,000
VTB Capital SA,
6.250%, due 06/30/35		2,000,000	1,180,000
6.315%, due 02/04/15(6)		1,500,000	900,000
6.609%, due 10/31/12(4)		2,230,000	1,761,700
6.875%, due 05/29/18(3)		1,100,000	786,500

Total Russia corporate bonds			13,968,388

South Korea — 1.01%
Korea Development Bank,
8.000%, due 01/23/14		$2,300,000	2,284,912

Ukraine — 0.16%
NJSC Naftogaz of Ukraine,
8.125%, due 09/30/09		$600,000	$360,000

United Arab Emirates — 1.74%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		$3,900,000	2,913,300
7.250%, due 08/01/18(3)		1,100,000	1,006,500

Total United Arab Emirates corporate bonds			3,919,800

Venezuela — 0.29%
Petroleos de Venezuela SA,
5.250%, due 04/12/17		$1,700,000	654,500

Total corporate bonds (cost $60,875,250)			47,628,259

Non US-government obligations — 57.05%
Argentina — 2.58%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(6)	ARS	500,000	69,574
4.000%, due 05/15/09(6)		200,000	70,578
Republic of Argentina,
1.801%, due 08/03/12(4),(6)		$16,562,000	4,802,980
7.000%, due 03/28/11(4)		1,775,000	887,500

			5,830,632

Brazil — 11.66%
Federal Republic of Brazil,
5.875%, due 01/15/19		$3,300,000	3,151,500
6.000%, due 01/17/17(4)		4,980,000	4,917,750
8.000%, due 01/15/18(4)		5,550,000	5,952,374
8.875%, due 10/14/19		300,000	351,000
Letras Tesouro Nacional,
13.382%, due 01/01/10(7)	BRL	5,300,000	2,073,207
Notas do Tesouro Nacional,
Series B
6.000%, due 05/15/45		8,200,000	5,740,177
Series F
10.000%, due 01/01/12		3,440,000	1,426,187
10.000%, due 01/01/17		7,280,000	2,726,031

			26,338,226

Colombia — 2.42%
Republic of Colombia,
7.375%, due 09/18/37		$520,000	473,200
8.125%, due 05/21/24		250,000	249,375
9.850%, due 06/28/27	COP	6,020,000,000	2,678,030
10.375%, due 01/28/33		$270,000	317,925
12.000%, due 10/22/15	COP	3,685,000,000	1,741,040

			5,459,570

Dominican Republic — 1.79%
Republic of Dominica,
9.040%, due 01/23/18(4)		$584,743	467,794
9.500%, due 09/27/11(4)		3,738,169	3,569,952

			4,037,746

El Salvador — 1.59%
Republic of El Salvador,
7.650%, due 06/15/35		$270,000	205,200
7.750%, due 01/24/23(4)		3,000,000	2,850,000
8.250%, due 04/10/32(4)		680,000	540,600

			3,595,800

Gabon — 0.39%
Gabonese Republic,
8.200%, due 12/12/17(3)		$1,270,000	876,300

Hungary — 5.13%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	1,960,000,000	$6,970,687
6.750%, due 02/24/17		1,276,000,000	4,604,762

			11,575,449

Indonesia — 2.89%
Indonesia Treasury Bond,
9.750%, due 05/15/37	IDR	6,960,000,000	478,998
10.000%, due 02/15/28		9,500,000,000	685,369
10.250%, due 07/15/27		15,000,000,000	1,108,524
11.000%, due 09/15/25		8,000,000,000	631,634
12.000%, due 09/15/26		32,715,000,000	2,779,913
Republic of Indonesia,
8.500%, due 10/12/35		$1,050,000	840,000

			6,524,438

Malaysia — 0.37%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	844,697

Mexico — 2.08%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	3,960,403
United Mexican States,
6.750%, due 09/27/34		$440,000	414,700
8.300%, due 08/15/31		290,000	319,725

			4,694,828

Pakistan — 0.73%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(3)		$1,690,000	676,000
6.875%, due 06/01/17		1,000,000	400,000
7.125%, due 03/31/16		1,400,000	574,000

			1,650,000

Panama — 0.41%
Republic of Panama,
7.125%, due 01/29/26		$420,000	406,350
7.250%, due 03/15/15		400,000	415,000
9.375%, due 01/16/23		105,000	112,875

			934,225

Peru — 0.52%
Republic of Peru,
6.550%, due 03/14/37		$300,000	267,000
7.350%, due 07/21/25		550,000	552,750
8.750%, due 11/21/33		320,000	360,000

			1,179,750

Philippines — 0.28%
Republic of Philippines,
9.500%, due 02/02/30		$570,000	641,934

Poland — 3.22%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,170,067
6.000%, due 11/24/10		14,000,000	4,091,232

			7,261,299

Russia — 2.56%
Russian Federation,
7.500%, due 03/31/30(8)		$3,949,400	3,653,195
7.500%, due 03/31/30(3),(8)		2,306,517	2,133,528

			5,786,723

Serbia — 0.88%
Republic of Serbia,
3.750%, due 11/01/24(8)		$2,790,000	1,980,900

South Africa — 0.38%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	259,500

6.500%, due 06/02/14		$600,000	$588,000

			847,500

Turkey — 11.06%
Government of Turkey,
10.000%, due 02/15/12	TRY	4,431,453	2,494,504
14.000%, due 01/19/11		8,550,000	5,096,439
14.000%, due 09/26/12		4,650,000	2,682,611
15.000%, due 02/10/10		6,400,000	3,927,826
16.000%, due 03/07/12		6,500,000	3,975,354
Republic of Turkey,
6.750%, due 04/03/18		$2,000,000	1,850,000
6.875%, due 03/17/36		550,000	434,500
7.000%, due 09/26/16		4,650,000	4,498,875

			24,960,109

Ukraine — 0.69%
Republic of Ukraine,
6.580%, due 11/21/16		$1,300,000	585,000
7.650%, due 06/11/13		2,000,000	980,000

			1,565,000

Venezuela — 4.68%
Republic of Venezuela,
5.375%, due 08/07/10(4)		$1,705,000	1,355,475
5.750%, due 02/26/16(4)		14,515,000	6,459,175
7.000%, due 12/01/18		4,100,000	1,845,000
7.000%, due 03/31/38		1,700,000	641,750
9.250%, due 05/07/28		230,000	106,375
9.375%, due 01/13/34		350,000	164,500

			10,572,275

Vietnam — 0.74%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(3)		$1,000,000	880,000
6.875%, due 01/15/16		900,000	792,000

			1,672,000

Total non US-government obligations
(cost $164,371,382)			128,829,401

Convertible bond — 1.35%
China — 1.35%
China Petroleum & Chemical Corp.,
2.720%, due 04/24/14(7)
(cost $3,565,479)	HKD	24,500,000	3,048,992

Credit-linked notes — 1.33%
Indonesia — 0.15%
Indonesia Government, Credit-Linked Note,
11.000%, due 10/15/14	IDR	4,000,000,000	344,815

Turkey — 1.18%
Republic of Turkey, Credit-Linked Note,
14.000%, due 01/19/11		$2,884,424	2,644,440

Total credit-linked notes
(cost $2,968,095)			2,989,255

Total bonds
(cost $231,780,206)			182,495,907

		Number of
		warrants

Warrants — 0.44%
Republic of Argentina, expires 12/15/35*(9)
(cost $4,229,198)		44,118,000	$997,846

		Face
		amount

Short-term investments — 14.69%
Credit-linked note — 0.98%
Dominican Republic — 0.98%
Republic of Dominica Treasury Bill,
Credit-Linked Note,
11.255%, due 05/11/09(10)
(cost $2,249,866)		$2,436,301	2,213,136

Non US-government obligation — 1.52%
Egypt — 1.52%
Egypt Treasury Bills,
13.283%, due 03/03/09(10)
(cost $3,530,354)	EGP	19,200,000	3,419,197

		Units

Other — 12.19%
UBS Supplementary Trust — U.S.
Cash Management Prime Fund,
1.112%(11),(12)
(cost $27,528,775)		27,528,775	27,528,775

Total short-term investments
(cost $33,308,995)			33,161,108

Total investments(13) — 95.95%
(cost $269,318,399)			216,654,861
Cash and other assets, less liabilities — 4.05%			9,140,632

Net assets — 100.00%			$225,795,493

Notes to Portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $269,318,399; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,866,087
Gross unrealized depreciation	(54,529,625)

Net unrealized depreciation	$(52,663,538)

*	Non-income producing security.
(1)	Perpetual bond security. The maturity date reflects the next call date.
(2)	Security linked to closed-end fund. The rate shown is the annualized yield at January 31, 2009.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the value of these securities amounted to $16,240,646 or 7.19% of net assets.
(4)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At January 31, 2009, the value of these securities amounted to $57,292,477 or 25.37% of net assets.
(5)	Security is illiquid. At January 31, 2009, the value of this security amounted to $11,978,489 or 5.31% of net assets.
(6)	Floating rate security — The interest rates shown are the current rates as of January 31, 2009.
(7)	Zero coupon bond. The rate shown is the effective yield at January 31, 2009.
(8)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of January 31, 2009. Maturity date disclosed is the ultimate maturity date.
(9)	Security represents an equity claim linked to Argentina’s gross domestic product.
(10)	The rate shown is the effective yield at the date of purchase.
(11)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Net income
earned from
		Purchases	Sales during		affiliate for
		during the	the three		the three
		three months	months		months
	Value at	ended	ended	Value at	ended
Security description	10/31/08	01/31/09	01/31/09	01/31/09	01/31/09

UBS Supplementary Trust — U.S. Cash
Management Prime Fund	$14,609,763	$38,080,001	$25,160,989	$27,528,775	$87,584

(12)	The rate shown reflects the yield at January 31, 2009.
(13)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical investments.
Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments. The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of January 31, 2009, which may result in movement between level 1 and level 2.

Measurements at 01/31/09

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Securities	$0	$159,362,384	$57,292,477	$216,654,861
Derivatives	454,807	9,062,354	0	9,517,161

Total	$454,807	$168,424,738	$57,292,477	$226,172,022

Liabilities
Derivatives	$(143,697)	$(5,997,767)	$0	$(6,141,464)

Total	$(143,697)	$(5,997,767)	$0	$(6,141,464)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Securities	Derivatives	Total

Assets
Beginning balance	$13,756,350	$0	$13,756,350
Total gains or losses (realized/unrealized) included in earnings	(1,777,861)	0	(1,777,861)
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	45,313,988	0	45,313,988

Ending balance	$57,292,477	$0	$57,292,477

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 01/31/09.(a)	$7,049,024	$0	$7,049,024

(a) Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized gains of $8,832,913 related to transferred assets, presented at their end of period values.

NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso

EGP	Egyptian Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira

Forward foreign currency contracts

Global High Income Fund Inc. had the following open forward foreign currency contracts as of January 31, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Brazilian Real	14,930,000	USD	5,769,256	03/04/09	$(610,284)
Columbian Peso	1,700,000,000	USD	764,045	03/04/09	69,921
Czech Koruna	94,400,000	EUR	3,664,596	03/04/09	358,694
Czech Koruna	114,372,750	USD	5,730,098	03/04/09	481,935
Hong Kong Dollar	22,900,000	USD	2,956,937	03/04/09	3,534
Hungary Forint	862,390,000	USD	4,192,089	03/04/09	501,968
Malaysian Ringgit	37,500,000	USD	10,137,875	03/04/09	(243,505)
Mexican Peso	2,225,000	USD	154,998	02/04/09	165
Mexican Peso	60,000,000	USD	4,151,531	03/04/09	651
New Turkish Lira	17,662,745	USD	10,900,229	03/04/09	250,516
South African Rand	27,000,000	USD	2,612,103	03/04/09	(12,856)
Ukrainian Hyrvnia	8,270,000	USD	1,463,717	05/18/09	464,062
United States Dollar	3,502,052	ARS	12,800,000	11/16/09	(523,186)
United States Dollar	2,901,099	BRL	6,600,000	03/04/09	(80,940)
United States Dollar	414,265	CLP	279,770,000	03/04/09	37,571
United States Dollar	2,511,275	COP	5,740,000,000	03/04/09	(167,588)
United States Dollar	5,958,498	CZK	120,772,750	03/04/09	(416,662)
United States Dollar	7,246,597	MXN	100,473,740	03/04/09	(295,689)
United States Dollar	7,445,590	MYR	26,000,000	03/04/09	(247,833)
United States Dollar	2,041,574	PEN	6,402,580	03/04/09	(40,995)
United States Dollar	2,568,830	PLN	7,713,620	03/04/09	(359,674)
United States Dollar	8,474,576	THB	305,000,000	03/04/09	212,412
United States Dollar	1,490,090	UAH	8,270,000	05/18/09	(490,435)
United States Dollar	8,311,221	ZAR	87,700,000	03/04/09	215,034

Net unrealized depreciation on forward foreign currency contracts					$(893,184)

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
THB	Thai Baht
UAH	Ukranian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts

Global High Income Fund Inc. had the following open futures contracts as of January 31, 2009:

				Unrealized
	Expiration			appreciation/
	dates	Cost	Value	(depreciation)

US treasury futures buy contracts:
US Long Bond, 105 contracts (USD)	March 2009	$13,447,525	$13,303,828	$(143,697)
5 Year US Treasury Notes, 10 contracts (USD)	March 2009	1,161,266	1,181,719	20,453
10 Year US Treasury Notes, 135 contracts (USD)	March 2009	16,126,349	16,560,703	434,354

Net unrealized appreciation on futures contracts				$311,110

Currency type abbreviation:
USD	United States Dollar

Industry diversification (unaudited)
As a percentage of net assets as of January 31, 2009

Bonds
Corporate bonds
Commercial banks	3.88%
Diversified financial services	5.26
Electric utilities	4.07
Home builders	0.67
Metals & mining	0.57
Oil, gas & consumable fuels	1.11
Real estate investment trusts (REITs)	5.31
Telecommunications	0.22

Total corporate bonds	21.09
Non US-government obligations	57.05
Convertible bond	1.35
Credit-linked notes	1.33

Total bonds	80.82
Warrants	0.44
Short-term investments	14.69

Total investments	95.95
Cash and other assets, less liabilities	4.05

Net assets	100.00%

1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2009 for which the Fund is the seller of protection are disclosed on page 10. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At January 31, 2009, the Fund had outstanding interest rate swap agreements with the following terms:

			Termination	Payments made by		Payments received
Counterparty	Notional amounts		dates	the Fund		by the Fund		Value

Credit Suisse International	BRL	15,700,000	01/02/12	13.4600	%(1)	13.3000	%(2)	$127,805
Credit Suisse International	BRL	34,000,000	01/02/12	13.4600	(1)	13.4300	(2)	148,717
JPMorgan Chase Bank	THB	255,000,000	12/05/11	1.4350	(3)	3.0900	(2)	100,442
JPMorgan Chase Bank	THB	170,000,000	07/22/13	2.2955	(3)	5.9500	(2)	659,854
Merrill Lynch International	MXN	7,200,000	11/16/28	8.6900	(4)	8.8300	(2)	22,323
Merrill Lynch International	MXN	25,000,000	11/21/28	8.6650	(4)	8.6100	(2)	39,581

								$1,098,722

(1)	Rate based on 1 day Brazil Interbank Deposit Rate.
(2)	Payments received are based on the notional amount
(3)	Rate based on 6 month BIBOR.
(4)	Rate based on 28-day TIIE.

BIBOR	Bangkok Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Currency type abbreviations:
BRL	Brazilian Real
MXN	Mexican Peso
THB	Thai Baht

At January 31, 2009, the Fund had outstanding credit default swap agreements with the following terms:

Credit default swap on corporate and sovereign issues – buy protection(1)
			Termination	Payments made by	Payments received by		Upfront payments
Counterparty	Notional amount		dates	the Fund	the Fund		made (received)	Value

Merrill Lynch International	USD	3,050,000	05/20/13	0.9600%(2)	—	%(3)	$—	$353,533
Merrill Lynch International	USD	1,100,000	12/20/13	4.8500(2)	—	(4)	—	(45,929)

								$307,604

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made or received are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Croatia 5.000% bond, due 04/15/14.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of South Africa 6.500% bond, due 06/02/14.

Currency type abbreviation:
USD	United States Dollar

Credit default swap on corporate and sovereign issues – sell protection(1)
			Termination	Payments made by	Payments received by the		Upfront payments		Credit
Counterparty	Notional amount		dates	the Fund	Fund		made (received)	Value	spread(2)

Citigroup Global Markets Limited	USD	8,100,000	01/20/13	—(3)	1.1500	%(4)	—	$(1,025,112)	4.857%
Credit Suisse International	USD	1,500,000	12/20/11	—(5)	5.0000	(4)	$1,500,000 (6)	699,549	2.608
Credit Suisse International	USD	4,500,000	05/20/12	—(7)	3.3000	(4)	—	(934,828)	11.780
Deutsche Bank AG	USD	1,500,000	08/20/09	—(8)	7.0500	(4)	—	(186,604)	26.184
Deutsche Bank AG	USD	2,000,000	08/20/09	—(8)	5.5000	(4)	—	(277,259)	26.184
Merrill Lynch International	USD	3,000,000	03/20/09	—(9)	4.5500	(4)	—	(38,388)	24.492

								$(1,762,642)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments made or received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(6)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the contract.
(7)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinian Government 8.280% bond, due 12/31/33.
(9)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Currency type abbreviation:
USD	United States Dollar

At January 31, 2009, the Fund had outstanding total return swap agreements with the following terms:

			Termination	Payments made by	Payments received
Counterparty	Notional amount		date	the Fund	by the Fund	Value

Credit Suisse International	ARS	12,225,000	12/19/11	$10,815,082(1)	—	$4,314,087

(1)	Payment made on 04/13/07 to fully fund swap, which reflects the cost basis of the contract.

Currency type abbreviation:
ARS	Argentine Peso

2) Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. JPMorgan Chase Bank N.A. is the lending agent. For the three months ended January 31, 2009, JPMorgan Chase Bank N.A. did not earn any compensation as the Fund’s lending agent. At January 31, 2009, the Fund did not owe JPMorgan Chase Bank N.A. any compensation as the Fund’s lending agent. At January 31, 2009, there were no securities on loan and no related collateral outstanding.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated October 31, 2008.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 1, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 1, 2009